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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): October 20, 1998


                                    Xyvision
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-147447                               04-2751102
---------------------              ---------------------------
(Commission File Number)        (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                   01867
---------------------               ------------------------
(Address of principal executive offices)    (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                                 Not Applicable
                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report



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Item 5. Other Events.
     On October 20, 1998 Xyvision, Inc. (the "Company") announced that it would implement the one-for-five reverse split of the Company's Common Stock approved at the Company's recent annual meeting of stockholders. The reverse stock split became effective as of the close of business on October 20, 1998. Fractional shares resulting from the reverse stock split will be settled in cash. Stockholders will be notified by the Company's transfer agent and exchange agent, ChaseMellon Shareholder Services, L.L.C., regarding the process for receiving new share certificates. Warrants and options to purchase the Company's Common Stock, and other securities convertible into shares of the Company's Common Stock, will be adjusted in accordance with their terms to reflect the reverse stock split.

     The full text of the Company's press release is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.

     See Exhibit Index attached hereto.



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 21, 1998                       XYVISION, INC.
                                   -------------------------------
                                              (Registrant)



                                      By: /s/ Wendy Darland
                                          -------------------------------
                                          Wendy Darland
                                          Vice President,
                                          Chief Financial Officer,
                                          Secretary and Treasurer

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                               EXHIBIT INDEX



 Exhibit
 Number     Description
--          --------------
99          Press Release

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